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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 8, 2002


                   Virginia Commonwealth Financial Corporation
             (Exact Name of Registrant as specified in its Charter)

               Virginia
    (State or other jurisdiction of                    000-22747                             54-1542438
            incorporation)                     (Commission File Number)             (IRS Employer Identification)


                              102 South Main Street
                                   P.O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

                      -------------------------------------

                                JEFFREY W. FARRAR
              Executive Vice President and Chief Financial Officer
                   Virginia Commonwealth Financial Corporation

                              102 South Main Street
                                   P.O. Box 71
                          Culpeper, Virginia 22701-0071
                                 (540) 825-4800
          (Name, address, including zip code, and the telephone number, including area code, of agent for service)

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             (Former name or former, if changed since last report.)

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Item 5.  Other Events.

     On October 18, 2001 the Board of Directors of Virginia Commonwealth Financial Corporation (the "Company") voted to rescind the Company's stock repurchase plan, previously announced on October 11, 2000, in contemplation of its pending merger with Virginia Financial Corporation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   VIRGINIA COMMONWEALTH FINANCIAL CORPORATION



Date:  January 8, 2002       By:      /s/ Jeffrey W. Farrar
                                         -------------------------------
                                          Jeffrey W. Farrar
                                          Executive Vice President and
                                          Chief Financial Officer